Debt	9 Months Ended
Sep. 30, 2011
Debt [Abstract]
Debt

NOTE 8. Debt

The Company’s short-term and long-term debt balances consisted of the following:

	September 30	December 31
	2011	2010
	(Dollars in Millions)
Short-term debt
Current portion of long-term debt	$1	$7
Other – short-term	80	71

Total short-term debt	81	78

Long-term debt
6.75% senior notes due April 15, 2019	494	—
Term loan	—	472
Other	13	11

Total long-term debt	507	483

Total debt	$588	$561

On April 6, 2011, the Company completed the sale of $500 million aggregate principal amount of 6.75% senior notes due April 15, 2019 (the “Senior Notes”) and repaid its obligations under the Term Loan Credit Agreement (“Term Loan”) represented by the outstanding principal amount of $498 million, which was included as a financing activity in the Company’s consolidated statements of cash flows. During the second quarter of 2011, the Company recorded $24 million of losses on the early extinguishment of the Term Loan including $21 million of unamortized original issuance discount and debt fees that were recorded net of the Term Loan principal on the face of the Company’s consolidated balance sheets immediately prior to extinguishment.

The Senior Notes were issued under an Indenture, dated April 6, 2011 (the “Indenture”), among the Company, the subsidiary guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Indenture and the form of Senior Notes provide, among other things, that the Senior Notes will be senior unsecured obligations of the Company. Interest is payable on the Senior Notes on April 15 and October 15 of each year beginning on October 15, 2011 until maturity. Each of the Company’s existing and future 100% owned domestic restricted subsidiaries that guarantee debt under the Company’s asset-based credit facility guarantee the Senior Notes.

In addition, the Company and certain of its domestic subsidiaries entered into a second amendment to the Company’s Revolving Loan Credit Agreement (the “Amendment”), whereby the Company’s Revolving Loan Credit Agreement (the “Revolver”) was amended and restated. The Amendment, among other things, reduces the commitment fee on undrawn amounts, decreases certain applicable margins and modifies or replaces certain of the covenants and other provisions. On April 1, 2011 the Company and certain of its domestic subsidiaries entered an incremental revolving loan amendment, whereby the commitment amounts under the Revolver were increased by $20 million, to a total facility size of $220 million, subject to borrowing base requirements.

Fair Value

The fair value of debt was approximately $560 million and $566 million at September 30, 2011 and December 31, 2010, respectively. Fair value estimates were based on quoted market prices or current rates for the same or similar issues, or on the current rates offered to the Company for debt of the same remaining maturities.